ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2015
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS

NOTE 5 — ASSET RETIREMENT OBLIGATIONS

Asset retirement obligations arise from the acquisition, development, construction and normal operation of mining property, plant and equipment due to government controls and regulations that protect the environment, and are primarily related to closure and reclamation of mining properties.  The exact nature of environmental issues and costs, if any, which the Company or the LLC may encounter in the future are subject to change, primarily because of the changing character of environmental requirements that may be enacted by governmental authorities.

The following table shows asset retirement obligations for future mine closure and reclamation costs in connection with the Mt. Hope Project and within the boundaries of the Plan of Operations (“PoO”):

At
December 31,
2015
(in thousands)
At January 1, 2014	$1,112
Accretion Expense	80
Adjustments*	(115)
At December 31, 2014	$1,077
Accretion Expense	72
Adjustments*	(91)
At December 31, 2015	$1,058

* Includes annual changes to the escalation rate, the market-risk premium rate, or reclamation time periods

The estimated future reclamation costs for the Mt. Hope Project have been discounted using a rate of 8%.  The total inflated and undiscounted estimated reclamation costs associated with current disturbance under the PoO at the Mt. Hope Project were $6.4 million at December 31, 2015. Increases in ARO liabilities resulting from the passage of time are recognized as accretion expense.

The LLC is required by U.S. federal and state laws to provide financial assurance sufficient to allow a third party to implement approved closure and reclamation plans if the LLC is unable to do so.  The laws govern the determination of the scope and cost of the closure, and the amount and forms of financial assurance.  As of December 31, 2015, the LLC had provided the appropriate regulatory authorities with $73.4 million in reclamation financial guarantees through the posting of surety bonds for reclamation of the Mt. Hope Project as approved in the ROD.  As of December 31, 2015, we had $4.6 million in cash deposits associated with these bonds, which are specific to the PoO disturbance and accounted for as restricted cash and are unrelated to the inflated and undiscounted liability referenced above.  As a result of delays in financing for the construction of the Mt. Hope Project, we submitted a revised proposal to NDEP and the BLM to reduce our reclamation liability to current surface disturbance.  In December 2015, NDEP and the BLM accepted our revised estimates approving a reduction of the reclamation estimate to approximately $2.8 million.  We worked with the LLC’s reclamation surety underwriters to satisfy the reduced $2.8 million financial guarantee requirements under the ROD for the Mt. Hope Project.  As of early 2016, the surety bond program is funded with a cash collateral payment of $0.3 million, a reduction from the $4.6 million established in November 2014, resulting in a $4.3 million return of collateral received in February 2016.

The LLC has a smaller liability at the Mt. Hope Project for disturbance associated with exploration drilling which occurred outside the PoO boundaries.  The LLC has not discounted this reclamation liability as the total amount is approximately $0.1 million.

The Company’s Liberty Project is currently in the exploration stage.  The Company has not discounted the reclamation liability incurred at the Liberty Project as the total is approximately $0.1 million.

	Mt. Hope Project
	outside PoO
	boundary	Liberty
	(in thousands)
At January 1, 2014	81	125
Adjustments *	—	(7)
At December 31, 2014	$81	$118
Adjustments *	(59)	—
At December 31, 2015	$22	$118

* Includes reduced / reclaimed disturbance, BLM rate changes, and transfer into the approved PoO